Northwestern Mutual Series Fund, Inc.

Supplement Dated June 15, 2007 to the

Prospectus Dated April 30, 2007

This Supplement revises certain information contained in the Prospectus dated April 30, 2007 for the Northwestern Mutual Series Fund, Inc. (the “Prospectus”), a copy of which you have already received. You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Amendment to American Century Large Company Value Portfolio – Summary:

On Page 14 of the Prospectus, in the second sentence of the second paragraph under the “OBJECTIVE AND STRATEGY” section relating to the American Century Large Company Value Portfolio, the reference to the “Russell 1000 Value Index” shall be deleted and shall be replaced with a reference to the “Russell 1000 Index.”